EXHIBIT 99.1

                                                       FILED #C4013-00
                                                        JAN 12 2001
                                                       IN THE OFFICE OF
                                                         DEAN HELLER
                                                      SECRETARY OF STATE



              CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION



                              Yellowave Corporation
                              ---------------------


     We  the  undersigned,   Laura  Ballegeer,  President  and  Adrienne  Brown,

     Secretary of Yellowave Corporation do hereby certify:

         That the Board of Directors of said corporation at a meeting duly convened and held on 9th day of January, 2001, adopted a resolution to amend the original articles as follows:

         Article 1 is hereby amended to read as follows:

         The name of the corporation shall be changed to XO LOGIC, Incorporated


     The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation are 3,475,117; that the said change and amendment had been consented to and approved by a majority vote of stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.


                                             /s/ Laura Ballegeer
                                             --------------------------
                                             Laura Ballegeer, President

                                             /s/ Adrienne Brown
                                             --------------------------
                                             Adrienne Brown, Secretary


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                                             STATE OF NEVADA
                                             Secretary of State

                                        I hereby certify that this is a
                                        true and complete copy of
                                        the document as filed in this
                                        office.


                                                JAN 16 '01

                                            /s/ Dean Heller
                                             DEAN HELLER
                                           Secretary of State
                                            By (illegible)




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